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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 24, 1997

                              BANC ONE CORPORATION
               (Exact Name of Registrant as Specified in Charter)

                                      Ohio
                 (State or Other Jurisdiction of Incorporation)

                  1-8552                               31-0738296
         (Commission File Number)         (IRS Employer Identification No.)

                  100 East Broad Street, Columbus, Ohio 43271
               (Address of Principal Executive Offices)(Zip Code)

       Registrant's telephone number, including area code: (614) 248-5944

                                      N/A
         (Former Name or Former Address, If Changed Since Last Report)



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ITEM 5.  OTHER EVENTS

         On April 24, 1997, BANC ONE CORPORATION ("BANC ONE") issued a press release acknowledging that it has reviewed the earnings restatement reported on April 24, 1997 by First USA, Inc. ("FUSA") and confirming that the fact of such restatement shall not serve as the basis for terminating the proposed merger of FUSA with and into BANC ONE (the "Merger") pursuant to the Agreement and Plan of Merger dated as of January 19, 1997 (the "Merger Agreement") between BANC ONE and FUSA. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

         On April 23, 1997, BANC ONE and FUSA entered into an amendment (the "Amendment") to the Merger Agreement pursuant to which BANC ONE acknowledged that the earnings restatement described above and related accounting policy changes and amendments to FUSA's public filings are being made with BANC ONE's knowledge and that such matters shall not serve as a basis on which BANC ONE may terminate the Merger Agreement or the basis on which FUSA may be deemed to be in breach of the Merger Agreement. The Amendment also deletes from the Merger Agreement FUSA's right to terminate the Merger Agreement if the average closing price on the New York Stock Exchange of a share of BANC ONE common stock during the two day period commencing at the close of business on the 10th calendar day prior to the scheduled date for consummation of the Merger is less than $38.60. The Merger Agreement and the Amendment are filed as Exhibits 2.1 and 2.2 hereto, respectively, and their terms are incorporated herein by reference.

         Consummation of the transactions contemplated by the Merger Agreement is subject to the terms and conditions contained in the Merger Agreement, including, among other things, the receipt of approval of the Merger by the respective shareholders of FUSA and BANC ONE and the receipt of certain regulatory approvals. The Merger and the transactions contemplated by the Merger Agreement will be submitted for approval at meetings of the shareholders of FUSA and BANC ONE that are expected to take place in the second quarter of 1997.

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS

   (a)   Financial Statements.

         NONE.

   (b)   Pro Forma Financial Information.

         NONE.

   (c)   Exhibits.

         Exhibit 2.1 Agreement and Plan of Merger dated as of January 19, 1997 between BANC ONE CORPORATION and First
         USA, Inc. (incorporated by reference from Exhibit 2 to the First USA, Inc. Current Report on Form 8-K dated January 28, 1997 (File No. 1-11-3030)).

         Exhibit 2.2 Amendment, dated as of April 23, 1997, to Agreement and Plan of Merger dated as of January 19, 1997 between BANC ONE CORPORATION and First USA, Inc.

         Exhibit 99.1 BANC ONE CORPORATION Press Release dated April 24, 1997 titled "BANC ONE Confirms That First USA, Inc.
         Accounting Adjustments Will Not Affect Proposed
         Merger."

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 BANC ONE CORPORATION
                                                 (Registrant)



Date:  April 24, 1997                            By:  /s/ STEVEN ALAN BENNETT
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                                                    Steven Alan Bennett
                                                    Senior Vice President and
                                                      General Counsel

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